EXHIBIT 10.29.1

                     DISBURSEMENT REQUEST AND AUTHORIZATION

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
 Principal           Loan Date       Maturity         Loan No           Call / Coll       Account        Officer      Initials
 $40,000,000.00      07-02-2004      09-02-2004       301099227                                           188
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References  in the shaded  area are for  Lender's  use only and do not limit the applicability  of this document to any  particular  loan or item. Any item above containing "***" has been omitted due to text length limitations.
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BORROWER: Mission West Properties, Inc., A Maryland corporation       LENDER:  Cupertino National Bank - part of Greater Bay Bank NA
          10050 Bandley Drive                                                  Main Office
          Cupertino, CA   95014-2244                                           20230 Stevens Creek Blvd.
                                                                               Cupertino, CA   95014-2244
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LOAN TYPE. This is a Variable Rate Nondisclosable  Revolving Line of Credit Loan
to a Corporation for $40,000,000.00 due on September 2, 2004. The reference rate
(Three Month Libor Rate,  as published on the first  business day of each month, currently 1.610%) is added to the margin of 2.000%, resulting in an initial rate of 3.610. This is an unsecured renewal loan.

PRIMARY PURPOSE OF LOAN. The primary purpose of this loan is for (please initial):
_________________Personal, Family, or Household Purposes or Personal Investment.
[X][CEB][RM]_ Business (Including Real Estate Investment).

SPECIFIC PURPOSE. The specific purpose of this loan is: Extend maturity date of revolving line of credit.

DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lender's conditions for making the loan have been satisfied. Please disburse the loan proceeds of $40,000,000.00 as follows:

UNDISBURSED FUNDS:                                      $17,167,580.35
AMOUNT PAID ON BORROWER'S ACCOUNT:                      $22,832,419.65
$22,832,419.65 Payment on Loan # 301099227 (Disbursed)  _______________
NOTE PRINCIPAL:                                         $40,000,000.00

CHARGES PAID IN CASH. Borrower has paid or will pay in cash as agreed the following charges:

    PREPAID FINANCE CHARGES PAID IN CASH:                             $1,000.00
                    $1,000.00   Loan Fee
                                                                 ---------------

              TOTAL CHARGES PAID IN CASH:                             $1,000.00

FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN BORROWER'S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED JULY 2, 2004.


BORROWER:


MISSION WEST PROPERTIES, INC., A MARYLAND CORPORATION


By: /s/ Carl E. Berg                          By: /s/ Raymond V. Marino
   ----------------------                        ----------------------------
   Carl E. Berg, Chairman & CEO of               Raymond V. Marino, President &
   Mission West Properties, Inc.,                COO of Mission West Properties,
   A Maryland corporation                        Inc., A Maryland corporation